EXHIBIT 10.4

MONMOUTH CAPITAL CORPORATION

as Issuer

and

WILMINGTON TRUST COMPANY

as Trustee

INDENTURE

Dated as of March 30, 2005

8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2015

TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION	1

Section 1.01 Definitions
Section 1.02       Compliance Certificates and Opinions
Section 1.03       Form of Documents Delivered to the Trustee
Section 1.04       Acts of Holders of Securities
Section 1.05       Notices, Etc. to the Trustee and Company
Section 1.06       Notice to Holders of Securities: Waiver
Section 1.07       Effect of Headings and Table of Contents
Section 1.08       Successors and Assigns
Section 1.09       Separability Clause
Section 1.10       Counterparts
Section 1.11       Benefits of Indenture
Section 1.12       Governing Law
Section 1.13       Legal Holidays
Section 1.14 Conflict With Trust Indenture Act	1 8 9 9 11 12 12 12 13 13 13 13 13 13

ARTICLE II SECURITY FORMS	14

Section 2.01 Form Generally Section 2.02 Form of Certificate of Authentication	14 14

ARTICLE III THE SECURITIES	15

Section 3.01 Terms
Section 3.02       Form and Denominations
Section 3.03       Execution, Authentication, Delivery and Dating
Section 3.04       Registration; Registration of Transfer and Exchange: Restrictions on Transfer
Section 3.05       Mutilated, Destroyed, Lost or Stolen Securities
Section 3.06       Payment of Interest; Interest Rights Preserved
Section 3.07       Persons Deemed Owners
Section 3.08       Cancellation
Section 3.09       Computation of Interest
Section 3.10 CUSIP Numbers	15 15 15 16 17 18 19 19 19 19

ARTICLE IV SATISFACTION AND DISCHARGE	20

Section 4.01 Satisfaction and Discharge of Indenture Section 4.02 Application of Trust Money	20 21

ARTICLE V REMEDIES	21

Section 5.01 Events of Default
Section 5.02       Acceleration of Maturity; Rescission and Annulment
Section 5.03       Collection of Indebtedness and Suits for Enforcement by Trustee
Section 5.04       Trustee May File Proofs of Claim
Section 5.05       Trustee May Enforce Claims Without Possession of Securities
Section 5.06       Application of Money Collected
Section 5.07       Limitation on Suits
Section 5.08       Unconditional Rights of Holders
Section 5.09       Restoration of Rights and Remedies
Section 5.10       Rights and Remedies Cumulative
Section 5.11       Delay or Omission Not Waiver
Section 5.12       Control by Holders of Securities
Section 5.13       Waiver of Past Defaults
Section 5.14       Undertaking for Costs
Section 5.15 Waiver of Stay, Usury or Extension Laws	21 23 23 24 25 25 25 26 26 26 27 27 27 27 28

ARTICLE VI THE TRUSTEE	28

Section 6.01 Certain Duties and Responsibilities
Section 6.02       Notice of Defaults
Section 6.03       Certain Rights of Trustee
Section 6.04       Not Responsible for Recitals or Issuance of Securities
Section 6.05       May Hold Securities, Act as Trustee under Other Indentures
Section 6.06       Money Held in Trust
Section 6.07       Compensation and Reimbursement
Section 6.08       Corporate Trustee Required; Eligibility
Section 6.09       Resignation and Removal; Appointment of Successor
Section 6.10       Acceptance of Appointment by Successor
Section 6.11       Merger, Conversion, Consolidation or Succession to Business
Section 6.12       Authenticating Agents
Section 6.13       Disqualification; Conflicting Interests
Section 6.14       Preferential Collection of Claims Against Company
Section 6.15 Other Capacities	28 29 30 31 31 31 31 32 32 33 34 34 35 35 35

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE	36

Section 7.01 Company May Consolidate, Etc., Only on Certain Terms Section 7.02 Successor Substituted	36 36

ARTICLE VIII SUPPLEMENTAL INDENTURES	37

Section 8.01 Supplemental Indentures Without Consent of Holders of Securities
Section 8.02       Supplemental Indentures with Consent of Holders of Securities
Section 8.03       Execution of Supplemental Indentures
Section 8.04       Effect of Supplemental Indentures
Section 8.05       Reference in Securities to Supplemental Indentures
Section 8.06 Notice of Supplemental Indentures	37 38 39 39 39 39

ARTICLE IX MEETINGS OF HOLDERS OF SECURITIES	39

Section 9.01 Purposes for Which Meetings May Be Called
Section 9.02       Call, Notice and Place of Meetings
Section 9.03       Persons Entitled to Vote at Meetings
Section 9.04       Quorum; Action
Section 9.05       Determination of Voting Rights; Conduct and Adjournment of Meetings
Section 9.06 Counting Votes and Recording Action of Meetings	39 40 40 40 41 42

ARTICLE X COVENANTS	42

Section 10.01 Payment of Principal, Premium and Interest
Section 10.02       Maintenance of Offices or Agencies
Section 10.03       Money for Security Payments to Be Held in Trust
Section 10.04       Existence
Section 10.05       Payment of Taxes and Other Claims
Section 10.06       Registration and Listing
Section 10.07       Statement by Officers as to Default
Section 10.08 Waiver of Certain Covenants	42 42 43 44 44 44 45 45

ARTICLE XI REDEMPTION OF SECURITIES	45

Section 11.01 Provisional Redemption
Section 11.02       Optional Redemption
Section 11.03       Mandatory Redemption
Section 11.04       Election to Redeem; Notice to Trustee
Section 11.05       Selection by Trustee of Securities to Be Redeemed
Section 11.06       Notice of Redemption
Section 11.07       Deposit of Redemption Price
Section 11.08       Securities Payable on Redemption Date
Section 11.09       Securities Redeemed in Part
Section 11.10       Conditions to Payment of the Make-Whole Payment in Common Stock
Section 11.11 Conversion Arrangement on Call for Redemption	45 46 47 47 47 47 49 49 50 51 52

ARTICLE XII CONVERSION OF SECURITIES	53

Section 12.01 Conversion Privilege and Conversion Price
Section 12.02       Exercise of Conversion Privilege
Section 12.03       Fractions of Shares
Section 12.04       Adjustment of Conversion Price
Section 12.05       Notice of Adjustments of Conversion Price
Section 12.06       Notice of Certain Corporate Action
Section 12.07       Company to Reserve Common Stock
Section 12.08       Taxes on Conversions
Section 12.09       Covenant as to Common Stock
Section 12.10       Cancellation of Converted Securities
Section 12.11       Provision in Case of Consolidation, Merger or Sale of Assets
Section 12.12       Rights Issued in Respect of Common Stock
Section 12.13 Responsibility of Trustee for Conversion Provisions	53 53 54 55 58 58 59 59 60 60 60 61 61

ARTICLE XIII SUBORDINATION OF SECURITIES	62

Section 13.01 Securities Subordinate to Senior Debt
Section 13.02       No Payment in Certain Circumstances, Payment over of Proceeds
Section 13.03       Prior Payment to Senior Debt upon Acceleration of Securities
Section 13.04       Payment Permitted if No Default
Section 13.05       Subrogation to Rights of Holders of Senior Debt
Section 13.06       Provisions Solely to Define Relative Rights
Section 13.07       Trustee to Effectuate Subordination
Section 13.08       No Waiver of Subordination Provisions
Section 13.09       Notice to Trustee
Section 13.10       Reliance on Judicial Order or Certificate of Liquidating Agent
Section 13.11       Trustee Not Fiduciary for Holders of Senior Debt
Section 13.12       Reliance by Holders of Senior Debt on Subordination Provisions
Section 13.13       Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights
Section 13.14       Article Applicable to Paying Agents
Section 13.15 Certain Conversions Deemed Payment	62 62 64 64 65 65 65 65 66 67 67 67 67 68 68

ARTICLE XIV HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY	68

Section 14.01 Company to Furnish Trustee Names and Addresses of Holders Section 14.02 Preservation of Information Section 14.03 Reports by Trustee Section 14.04 Reports by Company	68 69 69 69

ARTICLE XV IMMUNITY OF STOCKHOLDERS, OFFICERS AND DIRECTORS	69

Section 15.01 Indenture and Securities Solely Corporate Obligations	69

EXHIBIT A FORM OF SECURITY

           INDENTURE, dated as of March 30, 2005, between MONMOUTH CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 3499 Route 9 North, Suite 3C, Freehold, New Jersey 07728 (the "Company"), and WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, as Trustee (the "Trustee").

RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 8% Convertible Subordinated Debentures due 2015 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

          NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

           Section 1.01    Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           (1)           the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

           (2)           all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

           (3)           the words "herein," "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 1.04.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Authenticating Agent" means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

           "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

           "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment or Place of Conversion, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in Wilmington, Delaware or New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 13.09.

           "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported bid price (regular way) on the Nasdaq Stock Market or (ii) if the Common Stock is not quoted on the Nasdaq Stock Market, the last reported sale price (regular way) per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices (regular way), in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or (iii) if the Common Stock is not quoted on the Nasdaq Stock Market or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

           "Common Stock" means the common stock, par value $1.00 per share, of the Company authorized at the date of this Indenture as originally executed. Subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of Common. Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

           "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

           "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

           "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President or a Vice President of the Company and by (ii) the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

           "Constituent Person" has the meaning specified in Section 12.11.

           "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.02 hereof.

           "Conversion Price" has the meaning specified in Section 12.01.

           "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture shall be principally administered (which at the date of this Indenture is located at 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Capital Markets Division).

           "corporation" means a corporation, company, association, joint-stock company or business trust.

           "Defaulted Interest" has the meaning specified in Section 3.06.

           "Designated Senior Debt" means the Company's obligations under any particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).

           "Dollar" or "US. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

           "Event of Default" has the meaning specified in Section 5.01.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation, and the rules and regulations thereunder.

           "Holder" means the Person in whose name the Security is registered in the Security Register.

           "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

           "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

           "Issue Date" means March 30, 2005.

           "Make-Whole Payment" has the meaning specified in Section 11.01.

           "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

           "Non-electing Share" has the meaning specified in Section 12.11.

           "Notice Date" has the meaning specified in Section 11.01.

           "Notice of Default" has the meaning specified in Section 5.01.

           "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President or a Vice President of the Company and by (ii) the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.08 shall be the principal executive, financial or accounting officer of the Company.

           "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be acceptable to the Trustee.

           "Optional Redemption" has the meaning specified in Section 11.02.

           "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                      (i)           Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                     (ii)            Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                     (iii)            Securities which have been paid pursuant to Section 3.05 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                     (iv)            Securities converted into Common Stock pursuant to Article XII; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given, made or taken any request, demand, authorization, direction, notice, consent or waiver or other action hereunder as of any date, Securities owned by the Company or of any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee has been notified in writing to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officers' Certificate to such effect.

           "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.02 hereof.

           "Payment Blockage Notice" has the meaning specified in Section 13.02.

           "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

           "Place of Conversion" means any city in which any Conversion Agent is located, which in the case of the initial Conversion Agent appointed pursuant to Section 10.02 hereof, is Wilmington, Delaware.

           "Place of Payment" means any city in which any Paying Agent is located, which in the case of the initial Paying Agent appointed pursuant to Section 10.02 hereof, is Wilmington, Delaware.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

           "Provisional Redemption" has the meaning specified in Section 11.01.

           "Record Date" means any Regular Record Date or Special Record Date.

           "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

           "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

           "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

           "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his or her knowledge and familiarity with the particular subject.

           "SEC" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture the SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company" and more particularly means any Securities authenticated and delivered under this Indenture.

           "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation, and the rules and regulations thereunder.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.04.

           "Senior Debt" means any principal, premium, if any, and interest and other monetary obligations due (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) on, and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of this Indenture or thereafter created, incurred or assumed: (a) all obligations of the Company for borrowed money; (b) all indebtedness of the Company evidenced by a credit or loan agreement, bond, note, debenture or similar instrument; (c) all obligations of the Company issued or assumed as the deferred purchase price of any business, property, assets (including intangibles) or services, excluding trade accounts payable and accrued expenses arising in the ordinary course of business as determined by the Company in good faith; (d) all obligations of the Company evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind; (e) all obligations of the Company (i) as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and (ii) as lessee under other leases for facilities, capital equipment or related assets, whether or not capitalized, entered into or leased for financing purposes, as determined in good faith by the Company; (f) all obligations of the Company with respect to letters of credit, bank guarantees, bankers' acceptances and similar facilities, including reimbursement obligations with respect to the foregoing; (g) all net obligations under interest rate and currency swaps, caps, floors, collars, hedge agreements, forward contracts or similar agreements or arrangements; (h) all obligations of the kind described in the above clauses of another person and all dividends of another person, the payment of which, in either case, the Company has assumed or guaranteed, or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise, or which are secured by a lien on the Company's property; and (i) any and all renewals, extensions, modifications, replacements, refinancings, restatements and refundings (whether direct or indirect) of any liability or obligation issued in exchange for any liability or obligation described in the above clauses, whether or not between or among the same parties; provided, however, that Senior Debt shall not include any such indebtedness or obligation if the terms of such indebtedness or obligation (or the terms of the instrument under which or pursuant to which it is issued) expressly provide that such indebtedness or obligation is not superior in right of payment to the Securities or expressly provides that such indebtedness is equal with or junior to the Securities, and in no event shall Senior Debt include (a) indebtedness of the Company owed or owing to any Subsidiary of the Company or any officer, director or employee of the Company or any Subsidiary thereof or (b) any liability for taxes owed or owing by the Company.

           "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.06.

           "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

           "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

           "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.05 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

           "Trading Day" means (i) if the Common Stock is quoted on the Nasdaq Stock Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system, (ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed on a national or regional securities exchange or quoted on the Nasdaq Stock Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

           "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation, and the rules and regulations thereunder.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

           "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

           Section 1.02     Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

           Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.08) shall include:

           (1)           a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (2)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (3)           a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4)           a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

           Section 1.03     Form of Documents Delivered to the Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Section 1.04     Acts of Holders of Securities.

           (1)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities may be embodied in and evidenced by (A) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (B) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article IX. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and records (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and, in the absence of the Trustee's negligence, willful misconduct or bad faith, conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.06.

           (2)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

           (3)           The principal amount and serial number of any Security held by any Person, and the date of such Person holding the same, shall be proved by the Security Register.

           (4)           The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

           (5)           The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 14.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

           (6)           Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.01(3), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.02, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

           (7)           Except, as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           (8)           The provisions of this Section 1.04 are subject to the provisions of Section 9.05.

           Section 1.05     Notices, Etc. to the Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

           (1)           the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee and received at its Corporate Trust Office.

           (2)           the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or sent by facsimile and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728, Facsimile: (732) 577-9980, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company, with a copy to Thacher Proffitt & Wood LLP, Two World Financial Center, New York, New York 10281, Facsimile: (212) 912-7751, Attention: Robert C. Azarow, Esq.

           Section 1.06     Notice to Holders of Securities: Waiver.

           Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, or delivered by an overnight delivery service, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Such notice shall be deemed to have been given when such notice is mailed.

           Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           Section 1.07     Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           Section 1.08    Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

           Section 1.09    Separability Clause.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           Section 1.10    Counterparts.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           Section 1.11    Benefits of Indenture.

           Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article XIII are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Debt.

           Section 1.12    Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 51401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

           Section 1.13    Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his or her Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any (including the Make-Whole Payment, if any), or interest on, or the payment of the Redemption Price with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or last day for conversion, as the case may be.

           Section 1.14    Conflict With Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

ARTICLE II
SECURITY FORMS

           Section 2.01    Form Generally.

          The Securities and the conversion notices shall be in substantially the form of Exhibit A hereto. The Securities shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

          The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.02.

          The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

           Section 2.02    Form of Certificate of Authentication.

          The Trustee's certificate of authentication shall be in substantially the following form:

          This represents Securities referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as the Trustee By: _____________________________________ Authorized Officer

Date:  ______________________, ____

ARTICLE III
THE SECURITIES

           Section 3.01    Terms.

          The Securities shall be known and designated as the "8% Convertible Subordinated Debentures due 2015" of the Company. The Stated Maturity of the Securities shall be March 30, 2015 and the Securities will bear interest on their principal amount from March 30, 2005, payable semi-annually in arrears on April 30 and October 31 in each year, commencing October 31, 2005, at the rate of 8% per annum until the principal thereof is due. The Company will pay interest on any overdue principal and premium, if any (including the Make-Whole Payment, if any), and, to the extent permitted by applicable law, on any overdue interest, at a rate that is 1% per annum in excess of the rate then in effect, to the extent lawful.

          The other terms and provisions contained in the form of Securities attached hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

           Section 3.02    Form and Denominations.

          The Securities shall be issuable only in registered, certificated form, without coupons, in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

           Section 3.03    Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, or one of its Vice Presidents, with or without a corporate seal reproduced thereon. Any such signature may be manual or facsimile.

           Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided. Such Company Order shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated and such other information as the Company may include or the Trustee may reasonably request. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $11,500,000, except for Securities authenticated and delivered pursuant to Section 3.04, 3.05, 8.05 or 12.02 in exchange for, or in lieu of, other Securities previously authenticated and delivered under this Indenture. Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

           Section 3.04    Registration; Registration of Transfer and Exchange; Restrictions on Transfer.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the Corporate Trust Office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          At the option of the Holder, and subject to the other provisions of this Section 3.04, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.04, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.05, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 8.05 or 12.02 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

          In the event of a redemption of the Securities, neither the Company nor the Securities Registrar will be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

           Section 3.05    Mutilated, Destroyed, Lost or Stolen Securities.

           (1)           If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, if there shall be delivered to the Company and to the Trustee:

                     (i)           evidence to their satisfaction of the destruction, loss or theft of any Security, and

                     (ii)           such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

           (2)           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

           (3)           Upon the issuance of any new Security under this Section 3.05, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           (4)           Every new Security issued pursuant to this Section 3.05 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 3.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

           Section 3.06    Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          All payments of principal and interest on the Securities will be made by check mailed to the Holders at their addresses set forth in the Security Register. A Holder of an aggregate principal amount of Securities in excess of $500,000 may request that such payments be made by wire transfer to an account specified by such Holder. Such Holder must provide the Trustee with wire transfer instructions at least 15 days prior to the relevant payment date.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

           (1)           The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 3.04, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Interest on any Security which is converted in accordance with Section 12.02 during a Record Date Period shall be payable in accordance with the provisions of Section 12.02.

           Section 3.07    Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent, any Security Registrar and any Conversion Agent, and any agent of the Company, the Trustee, any Paying Agent, any Security Registrar or any Conversion Agent, may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any (including the Make-Whole Payment, if any), and (subject to Section 3.06) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee, any Paying Agent, any Security Registrar or any Conversion Agent, nor any agent of the Company, the Trustee, any Paying Agent, any Security Registrar or any Conversion Agent, shall be affected by notice to the contrary.

           Section 3.08    Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or any Securities that the Company may have acquired in any manner whatsoever, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee (or its agent). No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.08. The Trustee shall dispose of all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

           Section 3.09    Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

           Section 3.10    CUSIP Numbers.

          The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.

ARTICLE IV
SATISFACTION AND DISCHARGE

           Section 4.01    Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and the Company's obligations to the Trustee pursuant to Section 6.07), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

          (1)            either

                     (i)           all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.05 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                      (ii)            all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (1)(i) above):

(A) have become due and payable, or

(B) will have become due and payable at their Stated Maturity within one year, or

(C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B) or (C) of clause (1)(ii) above, has deposited or caused to be deposited with the Trustee as trust funds an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any (including the Make-Whole Payment, if any), and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

           (2)           the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

           (3)           the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and the last paragraph of Section 4.02, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 and the obligations of the Company and the Trustee under Section 3.04 and Article XII shall survive such satisfaction and discharge. Funds held in trust pursuant to this Section are not subject to the provisions of Article XIII.

           Section 4.02     Application of Trust Money.

           Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 and in accordance with the provisions of Article XIII shall be held in trust for the sole benefit of the Holders and not be subject to the subordination provisions of Article XIII, and such monies shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any (including the Make-Whole Payment, if any), and interest for whose payment such money has been deposited with the Trustee.

          All moneys deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.01 (other than income taxes and franchise taxes incurred or payable by the Trustee and such other taxes, fees or charges incurred or payable by the Trustee that are not directly the result of the deposit of such money with the Trustee).

ARTICLE V
REMEDIES

           Section 5.01     Events of Default.

           "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1)           default in the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), on any Security at its Maturity, whether or not such payment is prohibited by the subordination provisions of the Securities or of this Indenture; or

           (2)           default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of the Securities or of this Indenture; or

           (3)           default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

           (4)           default in the payment of principal, premium or interest when due that extends beyond any applicable stated grace applicable thereto or an acceleration for any other reason of the maturity of any of the Company's indebtedness with an aggregate principal amount in excess of U.S. $10 million if the indebtedness is not discharged or the acceleration is not rescinded or annulled within 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that an acceleration of any such indebtedness resulting from an event of default under the instrument governing such indebtedness other than a default in the payment of principal of, or premium or interest on, such indebtedness, such as a violation or breach of a covenant, will not result in an Event of Default under this clause (4); or

           (5)           the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

           (6)           the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

           Section 5.02     Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in Section 5.01(5) or 5.01(6) with respect to the Company) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may, subject to the provisions of Article XIII, declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or 5.01(6) with respect to the Company occurs, the principal amount of, and accrued interest on, all the Securities shall, subject to the provisions of Article XIII, ipso facto become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

          At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if:

           (1)           all Events of Default (other than the nonpayment of the principal of, premium, if any, and interest on the Securities which have become due solely by such declaration of acceleration) have been cured or waived as provided in Section 5.13; and

           (2)           such rescission and annulment would not conflict with any judgment or decree of a court of competent jurisdiction.

          No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

           Section 5.03     Collection of Indebtedness and Suits for Enforcement by Trustee.

           The Company covenants that if:

           (1)           default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

           (2)           default is made in the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee but subject to the provisions of Article XIII pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and interest on any overdue principal and premium, if any (including the Make-Whole Payment, if any), and, to the extent permitted by applicable law, on any overdue interest, at a rate that is 1% per annum in excess of the rate then in effect, to the extent lawful, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           Section 5.04     Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (1)           to file and prove a claim for the whole amount of principal, premium, if any (including the Make-Whole Payment, if any), and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

           (2)           to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07 and under the last paragraph of Section 4.02.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

           Section 5.05     Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

           Section 5.06    Application of Money Collected.

           Subject to Article XIII, any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any (including the Make-Whole Payment, if any), or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee under Section 6.07 and under the last paragraph of Section 4.02;

           SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any (including the Make-Whole Payment, if any), or interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any (including the Make-Whole Payment, if any), and interest, respectively;

           THIRD: To such other Person or Persons, if any, to the extent entitled thereto; and

           FOURTH: Any remaining amounts shall be repaid to the Company.

           Section 5.07     Limitation on Suits.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

           (1)           such Holder has previously given written notice to the Trustee of a continuing Event of Default;

           (2)           the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (3)           such Holder or Holders have offered to the Trustee, and if requested, shall have provided, reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4)           the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

           (5)           no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

           Section 5.08     Unconditional Rights of Holders.

           Notwithstanding any other provision in this Indenture, but subject to the provisions of Article XIII, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and (subject to Section 3.06) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

           Section 5.09     Restoration of Rights and Remedies.

          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

           Section 5.10     Rights and Remedies Cumulative.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           Section 5.11     Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

           Section 5.12     Control by Holders of Securities.

           Subject to Section 6.03, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

           (1)           such direction shall not be in conflict with any rule of law or with this Indenture, and

           (2)           the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

           (3)           the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Securities not consenting.

           Section 5.13     Waiver of Past Defaults.

          The Holders of a majority in principal amount of the Outstanding Securities, by notice to the Trustee, may waive an existing Event of Default and its consequences, except (A) a default in the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security, (B) a default under Article XII hereof or (C) a default in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

           Section 5.14     Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the(.)Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article XII.

           Section 5.15     Waiver of Stay, Usury or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI
THE TRUSTEE

           Section 6.01     Certain Duties and Responsibilities.

           (1)           Except during the continuance of an Event of Default,

                     (i)           the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                     (ii)           in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Indenture, but not to verify the contents thereof.

           (2)           In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           (3)           No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                     (i)           this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

                     (ii)           the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                     (iii)           the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                     (iv)           no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (4)           In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

           (5)           In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Indenture.

           (6)           Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

           Section 6.02     Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder as to which a Responsible Officer of the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.06, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.01(3), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the cure period specified therein. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

           Section 6.03     Certain Rights of Trustee.

          In the absence of the Trustee's negligence, willful misconduct or bad faith:

           (1)           the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (collectively, the "Documents") believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Trustee need not investigate any fact or matter stated in such Documents;

           (2)           any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

           (3)           whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate or Opinion of Counsel addressing such matter, which, upon receipt of such request, shall be promptly delivered by the Company;

           (4)           the Trustee may consult with counsel of its selection and the written advice or opinion of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (5)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered, to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (6)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

           (7)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

           (8)           the Trustee shall not be charged with knowledge of any default or Event of Default unless, as provided in Section 6.02, a Responsible Officer of the Trustee shall have received written notice thereof.

           Section 6.04     Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

           Section 6.05     May Hold Securities, Act as Trustee under Other Indentures.

          The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

          The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

           Section 6.06     Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

           Section 6.07     Compensation and Reimbursement.

           The Company agrees

           (1)           to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not, be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2)           except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including costs and expenses of enforcing this Indenture and defending itself against any claim (whether asserted by the Company, any Holder of Securities or any other Person) or liability in connection with the exercise of any of its powers or duties hereunder) in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (3)           to indemnify the Trustee (including in its individual capacity) (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture, or in connection with the exercise or performance of any of its rights, powers or duties hereunder, including the advancement of funds to cover the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its rights, powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(5) or Section 5.01(6), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

           Section 6.08     Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or being part of a holding company group with) a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by federal or state authority, and in good standing. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.09.

           Section 6.09     Resignation and Removal; Appointment of Successor.

           (1)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

           (2)           The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (3)           The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (4)           If at any time:

           (5)           the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (6)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders. of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (7)           The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. Section 6.10 Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

           Section 6.11     Merger, Conversion, Consolidation or Succession to Business.

          Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such Person shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

           Section 6.12     Authenticating Agents.

          The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon registration of transfer or redemption, exchange or substitution pursuant to this Indenture.

          Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

          Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

          If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

____________________________, as Trustee By: _________________________________ As Authenticating Agent By: _________________________________ Authorized Signatory

           Section 6.13     Disqualification; Conflicting Interests.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

           Section 6.14     Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

           Section 6.15     Other Capacities.

          All references in this Indenture to the Trustee shall be deemed to refer to the Trustee in its capacity as Trustee and in its capacities as Securities Registrar, Paying Agent or Conversion Agent, to the extent acting under such capacities, and every provision of this Indenture limiting the liability or offering protection, immunity, indemnity or reimbursement to the Trustee shall be deemed to apply with the same force and effect to the Trustee acting in its capacities as Securities Registrar, Paying Agent or Conversion Agent.

ARTICLE VII
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

           Section 7.01     Company May Consolidate, Etc., Only on Certain Terms.

          The Company may not, directly or indirectly, (i) consolidate with or merge into any other Person (whether or not the Company is the surviving corporation) or convey, transfer, sell or lease all or substantially all of its properties or assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to any other Person or group of affiliated Persons, or (ii) permit any Person to consolidate with or merge into the Company (whether or not the Company is the surviving corporation) or convey, transfer, sell or lease all of or substantially all of such Person's properties and assets, whether in a single transaction or a series of related transactions, to the Company, unless:

           (1)           either (a) the Company is the surviving corporation or (b) the Person formed by such consolidation or into or with which the Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and such Person expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the Company's obligations under the Securities and this Indenture or assumes such obligations as a matter of law;

           (2)           immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

           (3)           the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.03.

          This Section 7.01 shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its subsidiaries or Affiliates.

           Section 7.02     Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.01, the successor Person (if other than the Company) formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the Company shall be relieved of all obligations and covenants under this Indenture and the Securities, except with respect to any obligations that arise from, or are related to, such transaction.

ARTICLE VIII
SUPPLEMENTAL INDENTURES

           Section 8.01     Supplemental Indentures Without Consent of Holders of Securities.

          Without the consent of any Holders of Securities the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

          (1)           to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VII of this Indenture; or

          (2)           to add to the covenants of the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

          (3)           to secure the Securities; or

          (4)           to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

          (5)           to comply with the requirements of the Trust Indenture Act or the rules and regulations of the SEC thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

          (6)           to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

          (7)           subject to Section 13.12, to make any change in Article XIII that would limit or terminate the benefits available to any holder of Senior Debt under such Article; or

          (8)           to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities in any material respect.

          Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.03 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

           Section 8.02     Supplemental Indentures with Consent of Holders of Securities.

          With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby:

           (1)           change the Stated Maturity of the principal of, or interest on, any Security,

           (2)           reduce the principal amount of any Security or reduce the rate of, or extend or change the time of payment of, interest on any Security,

           (3)           reduce any premium (including the Make-Whole Payment, if any) on any Security,

           (4)           reduce the amount payable upon a redemption,

           (5)           change the place or currency of payment of the principal, premium, if any (including the Make-Whole Payment, if any), or interest on any Security (including any payment of the Redemption Price in respect of such Security),

           (6)           impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

           (7)           except as permitted by Section 12.11, adversely affect the right of Holders to convert any Security as provided in Article XII,

           (8)           modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

           (9)           reduce the requirements of Section 9.04 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

           (10)           modify the obligation of the Company to maintain an office or agency in Wilmington, Delaware or Freehold, New Jersey; or

           (11)           modify any of the provisions of this Section 8.02 or Section 5.13 or 10.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders of Securities under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Section 8.03     Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, in the absence of the Trustee's negligence, willful misconduct or bad faith, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Section 8.04     Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

           Section 8.05     Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

           Section 8.06     Notice of Supplemental Indentures.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.02, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.06. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

ARTICLE IX
MEETINGS OF HOLDERS OF SECURITIES

           Section 9.01     Purposes for Which Meetings May Be Called.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

           Section 9.02     Call, Notice and Place of Meetings.

          (1)           The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.01, to be held at such time and at such place Wilmington, Delaware or New York, New York as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          (2)           In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or such Holders of Securities may determine the time and the place in Freehold, New Jersey for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

           Section 9.03     Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder of one or more Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

           Section 9.04     Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum for a meeting of Holders of Securities. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.02(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.02) shall be effectively passed and decided if passed or decided by the affirmative vote of the Holders of not less than a majority in principal amount of Outstanding Securities.

          Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.06.

           Section 9.05     Determination of Voting Rights; Conduct and Adjournment of Meetings.

          (1)           Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program.

          (2)           The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 9.02(2), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (3)           At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (4)           Any meeting of Holders of Securities duly called pursuant to Section 9.02 may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

           Section 9.06     Counting Votes and Recording Action of Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02 and, if applicable, Section 9.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE X
COVENANTS

           Section 10.01     Payment of Principal, Premium and Interest.

          The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any (including the Make-Whole Payment, if any), and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal, premium, if any (including the Make-Whole Payment, if any), and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any (including the Make-Whole Payment, if any), and interest then due.

           Section 10.02     Maintenance of Offices or Agencies.

          The Company will maintain in Wilmington, Delaware or in Freehold, New Jersey an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or the Security Registrar) where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company hereby initially designates the Trustee as Paying Agent, Security Registrar and Conversion Agent and the Corporate Trust Office of the Trustee as one such office or agency of the Company for each of the aforesaid purposes. In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Wilmington, Delaware or Freehold, New Jersey for each of the purposes set forth above, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in Wilmington, Delaware or in Freehold, New Jersey for such purposes. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

           Section 10.03     Money for Security Payments to Be Held in Trust.

          If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any (including the Make-Whole Payment, if any), or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Securities, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal, premium, if any (including the Make-Whole Payment, if any), or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any (including the Make-Whole Payment, if any), or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

           (1)           hold all sums held by it for the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (2)           give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any (including the Make-Whole Payment, if any), or interest; and

           (3)           at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security and remaining unclaimed for two years after such principal, premium, if any (including the Make-Whole Payment, if any), or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid to the Company on Company Request, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

           Section 10.04     Existence.

          Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

           Section 10.05     Payment of Taxes and Other Claims.

          The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, all material taxes, assessments and governmental levies except such as are contested in good faith by appropriate proceedings or where the failure to do so is not adverse in any material respect to the Holders.

           Section 10.06     Registration and Listing.

          The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Securities are issued and delivered, and qualified or listed as contemplated by clause (ii); and (ii) will qualify the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, for quotation on the Nasdaq National Market or, if the Common Stock is not then quoted on the Nasdaq National Market, list the Common Stock on each national securities exchange or quotation system on which outstanding Common Stock is listed or quoted at the time of such delivery.

           Section 10.07      Statement by Officers as to Default.

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          The Company will deliver to the Trustee, forthwith upon becoming aware of any default or any Event of Default under the Indenture, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          Any notice required to be given under this Section 10.08 shall be delivered to the Trustee at its Corporate Trust Office.

           Section 10.08     Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.04 (other than with respect to the existence of the Company (subject to Article VII)) and 10.05 (other than a covenant or condition which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through the written consent of, or the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by, not less than a majority in principal amount of the Outstanding Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

ARTICLE XI
REDEMPTION OF SECURITIES

           Section 11.01     Provisional Redemption.

           (1)           Prior to March 30, 2006, the Company may redeem the Securities ("Provisional Redemption"), in whole or in part, upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to but excluding the Redemption Date, if the Closing Price Per Share of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-day Trading Day period ending on the Trading Day prior to the date of mailing of the notice of Provisional Redemption pursuant to Section 11.06 (the "Notice Date"). Upon any such Provisional Redemption, the Company shall make an additional payment (the "Make-Whole Payment") in cash or, at the election of the Company upon satisfaction of the conditions in Section 11.10, in Common Stock or a combination of cash and Common Stock, as specified in the notice of redemption, with respect to the Securities called for redemption to Holders on the Notice Date in an amount equal to $80 per $1,000 aggregate principal amount of Securities, minus the amount of any interest actually paid or accrued and unpaid on each $1,000 aggregate principal amount of Securities so redeemed (including any predecessor Securities) prior to the Redemption Date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including any Securities converted into Common Stock pursuant to the terms of this Indenture after the Notice Date and prior to the Redemption Date. The Make-Whole Payment for Securities converted into Common Stock after the Notice Date and prior to the Redemption Date will not be reduced by accrued and unpaid interest. For purposes of this paragraph, the payments made in Common Stock will be determined by the Company and each share of Common Stock to be delivered shall be valued at an amount equal to 95% of the average of the Closing Price Per Share of the Common Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Redemption Date.

           (2)           Any redemption pursuant to this Section 11.01 shall be made pursuant to the provisions of Sections 11.04 through 11.09.

           Section 11.02    Optional Redemption.

           (1)           On or after March 30, 2006, the Company may redeem the Securities ("Optional Redemption"), in whole or in part, in cash upon not less than 30 nor more than 60 days' notice, at the Redemption Prices (expressed as percentages of principal amount) set forth below for the 12-month periods beginning on:

PERIOD	REDEMPTION PRICE
March 30, 2006	110%
March 30, 2007	110%
March 30, 2008	110%
March 30, 2009	110%
March 30, 2010	105%
March 30, 2011 and thereafter	100%

          In each case, the Company will pay accrued and unpaid interest thereon, if any, to but excluding the applicable Redemption Date. If the Redemption Date falls after a Record Date and prior to an Interest Payment Date, interest will be paid to the Holder on the Redemption Date.

           (2)           Any redemption pursuant to this Section 11.02 shall be made pursuant to the provisions of Sections 11.04 through 11.09.

           Section 11.03    Mandatory Redemption.

          The Company shall not be required to make mandatory redemption payments with respect to the Securities.

           Section 11.04    Election to Redeem; Notice to Trustee.

          If the Company elects to redeem any Securities pursuant to the redemption provisions of Sections 11.01 or 11.02, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a Redemption Date, an Officers' Certificate setting forth (i) the section of this Indenture pursuant to which the redemption will occur, (ii) the Redemption Date, (iii) the principal amount of Securities to be redeemed and (iv) the Redemption Price.

           Section 11.05     Selection by Trustee of Securities to Be Redeemed.

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within five Business Days after it receives the notice described in Section 11.04, from the Outstanding Securities not previously called for redemption, on a pro rata basis, by lot or by such other method as the Trustee may deem fair and appropriate.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          Securities and portions of Securities selected shall be in amounts of U.S. $1,000 or whole multiples of U.S. $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of U.S. $1,000, shall be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

           Section 11.06     Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 1.06 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

          All notices of redemption shall identify the Securities (including serial or CUSIP numbers, if any) and shall state:

           (1)           the Redemption Date,

           (2)           the Redemption Price, and accrued and unpaid interest, if any, to but excluding the Redemption Date,

           (3)           if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

           (4)           if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and the last date on which transfers and exchanges of the Securities may be made, and that, after the Redemption Date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security,

           (5)           the name and address of the Paying Agent,

           (6)           that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price,

           (7)           that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date,

           (8)           the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion or the procedures for surrendering Securities,

           (9)           the Section of this Indenture pursuant to which the Securities called for redemption are being redeemed and whether the redemption is a Provisional Redemption or an Optional Redemption,

           (10)           if such a redemption is a Provisional Redemption, the amount of the Make-Whole Payment, and

           (11)           whether the Make-Whole Payment will be paid in Common Stock, cash or a combination of cash and Common Stock.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

           Section 11.07     Deposit of Redemption Price.

          On or prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) (i) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest to but excluding the Redemption Date on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit and (ii) with respect to Securities called for Provisional Redemption pursuant to Section 11.01, an amount of money (which shall be in immediately available funds on such Redemption Date) or, if the Company has satisfied the conditions of Section 11.10, Common Stock sufficient to pay the Make-Whole Payment for all the Securities (or portions thereof) called for redemption (including those surrendered for conversion into Common Stock after the Notice Date and prior to the Redemption Date in respect thereof).

          The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company or so segregated and held in trust for the redemption of such Securities in excess of the amounts, including but not limited to any amounts in respect of Securities that are converted (subject to Section 12.02), necessary to pay the Redemption Price of, and accrued interest on, all Securities to be redeemed; provided that, with respect to a Provisional Redemption, any money or Common Stock so deposited for payment of the Make-Whole Payment shall remain segregated and held in trust for payment of the Make-Whole Payment which shall be made on all Securities called for Provisional Redemption (including Securities converted into Common Stock after the Notice Date and prior to the Redemption Date in respect of such Provisional Redemption).

           Section 11.08     Securities Payable on Redemption Date.

           (1)           Notice of redemption having been given pursuant to Section 11.06, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and, with respect to Securities called for Provisional Redemption, the Make-Whole Payment, and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest or the Make-Whole Payment, if any) such Securities shall cease to bear or accrue any interest. Upon surrender of any Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to but excluding the Redemption Date and, with respect to Securities called for Provisional Redemption; (including Securities converted into Common Stock pursuant to the terms hereof after the Notice Date and prior to the Redemption Date in respect thereof), the Make-Whole Payment; provided, however, that installments of accrued and unpaid interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the terms of this Indenture; and provided further that, with respect to a Provisional Redemption, the Holder of any Securities converted into Common Stock pursuant to the terms of this Indenture after the Notice Date and prior to the Redemption Date in respect thereof shall have the right to the Make-Whole Payment, if any, with respect to such Securities regardless of the conversion of such Securities.

          If the Company shall fail to deposit the Redemption Price (and Make-Whole Payment, if any) with the Trustee and any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of and premium, if any (including the Make-Whole Payment, if any) shall, until paid, bear and accrue interest from the Redemption Date at the rate provided in the Security and in Section 3.01, and such Security shall remain convertible until the Redemption Price of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

           (2)           Any issuance of shares of Common Stock in respect of the Make-Whole Payment shall be deemed to have been effected immediately prior to the close of business on the Redemption Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such redemption shall be deemed to have become on the Redemption Date the holder or holders of record of the shares of Common Stock represented thereby.

           (3)           No fractions of shares shall be issued upon Provisional Redemption of Securities. If more than one Security shall be so redeemed from the same Holder and all or any portion of the Make-Whole Payment shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such redemption shall be computed on the basis of the aggregate principal amount of the Securities so redeemed. Instead of any fractional share of Common Stock which would otherwise be issuable on the Provisional Redemption of any Security or Securities, the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) or round up the number of shares of Common Stock issuable upon payment of the Make-Whole Payment to the nearest whole share. The value of a fraction of a share shall be determined by multiplying the value of a share of Common Stock for purposes of the Provisional Redemption, as computed in accordance with Section 11.01, by the fraction, and rounding the result to the nearest cent.

           (4)           Any issuance and delivery of certificates for shares of Common Stock on Provisional Redemption of Securities shall be made without charge to the Holder subject to such Provisional Redemption or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in the name other than that of the Holder of the Securities being redeemed, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

           Section 11.09     Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

           Section 11.10     Conditions to Payment of the Make-Whole Payment in Common Stock.

          The Company may elect to pay all or a portion of the Make-Whole Payment by delivery of shares of Common Stock if and only if the following conditions shall have been satisfied:

           (1)           the shares of Common Stock deliverable in payment of the Make-Whole Payment shall have a fair market value, as determined in the following sentence, as of the Redemption Date of not less than the amount of the Make-Whole Payment being paid in Common Stock. For purposes of this Section 11.10, the fair market value of shares of Common Stock shall be equal to 95% of the average of the Closing Price Per Share for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Redemption Date in respect of such Provisional Redemption as determined by the Company;

           (2)           in the event any shares of Common Stock to be issued upon redemption of Securities under Section 11.01 (i) require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon redemption, such registration is effective prior to the Redemption Date in respect of such Provisional Redemption, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon redemption, such registration is effective or such approval is obtained prior to the Redemption Date in respect of such Provisional Redemption (it being understood that, in the case of this clause (ii) only, if (with respect to any particular Holder) (x) the Company has been unable so to effect such registration or obtain such approval after having used its reasonable best efforts to do so and, as a result, such Holder would be unable to receive shares of Common Stock or would receive shares of Common Stock that are not free from restrictions on transfer and (y) the Company pays the full amount of the Make-Whole Payment to such Holder in cash as provided in Section 11.01, the condition set forth in this clause (ii) will be deemed to be satisfied);

           (3)           the Common Stock is, or shall have been, approved for listing on the New York Stock Exchange or another national securities exchange, or approved for quotation on the Nasdaq Stock Market, in any such case, prior to the Redemption Date in respect of such Provisional Redemption; and

           (4)           all shares of Common Stock which may be issued upon Provisional Redemption of Securities are issued out of the Company's authorized but unissued Common Stock or treasury and, upon issuance, will be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

          Prior to making all or any portion of a Make-Whole Payment in Common Stock, the Company shall certify to the Trustee in an Officers' Certificate that all of the conditions set forth in this Section 11.10 are satisfied in accordance with the terms thereof and shall deliver to the Trustee an Opinion of Counsel to the effect that the shares of Common Stock to be issued upon Provisional Redemption are not subject to any restrictions on transfer under the Securities Act.

           Section 11.11     Conversion Arrangement on Call for Redemption.

          In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment banks or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to but excluding the Redemption Date of such Securities, and, in connection with a Provisional Redemption, the Make-Whole Payment. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price, together with interest accrued to the Redemption Date, and, in connection with a Provisional Redemption, the Make-Whole Payment, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid, including the Make-Whole Payment, if any, with respect to the Securities called for Provisional Redemption. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

ARTICLE XII
CONVERSION OF SECURITIES

           Section 12.01     Conversion Privilege and Conversion Price.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security may be converted into fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price in effect at the time of conversion. Such conversion right shall commence on the Issue Date and expire at the close of business on the day prior to the date of Maturity. In case a Security or portion thereof is called for redemption at the election of the Company, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the fifth day (or if such date is not a Business Day, the next succeeding Business Day) immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption, in which case such conversion right will terminate at the close of business on the date the default is cured and the Securities are redeemed.

          The initial conversion price is $7.50 per share (the "Conversion Price"), and is subject to adjustment in certain instances as provided in this Article XII. The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount to be converted by the Conversion Price in effect on the conversion date.

          Notwithstanding the foregoing, no Holder may convert any Security if, as a result of such conversion, such Holder would then be deemed to own, directly or indirectly, more than 9.8% of the Common Stock of the Company. Any attempted conversion in violation of this limitation will be null and void ab initio, and the Holder will acquire no rights or economic interests in such Common Stock. Each Security will bear a legend setting forth this limitation.

           Section 12.02     Exercise of Conversion Privilege.

          In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.02, accompanied by a duly signed and completed conversion notice substantially in the form set forth in Exhibit A hereto stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted, and that upon such conversion, the Holder will not beneficially own, directly or indirectly, more than 9.8% of the Company's outstanding Common Stock.

          Each Security surrendered for conversion (in whole or in part) during the Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date occurring within such Record Date Period and, as a result, the right to convert would terminate in such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on the applicable Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) which is surrendered for conversion during the Record Date Period shall be paid to the Holder of such Security as of the related Regular Record Date in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.07, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

          A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S. $1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

           Section 12.03     Fractions of Shares.

          No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the day of conversion (or round up the number of shares of Common Stock issuable upon conversion of any Security or Securities to the nearest whole share).

           Section 12.04     Adjustment of Conversion Price.

          The Conversion Price shall be subject to adjustments from time to time as follows:

           (1)           In case the Company shall pay or make a dividend or other distribution on shares of any class of capital stock payable in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Price shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Price that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

           (2)           In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share (determined as provided in paragraph (6) of this Section 12.04) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person), the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Price shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Price that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

           (3)           In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

           (4)           In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock or other property (including cash or assets or securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section 12.04, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section 12.04 and (iv) mergers or consolidations to which Section 12.11 applies), the Conversion Price shall be adjusted so that the same shall equal the price determined by dividing the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section 12.04) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Price shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Price that would have been in effect if such determination date had not been fixed.

           (5)           The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section 12.04), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 12.04).

           (6)           For the purpose of any computation under paragraphs (2) or (4) of this Section 12.04, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "‘ex' date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades the regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

           (7)           No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least 1.0% in such price; provided, however, that any adjustments which by reason of this paragraph (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

           (8)           The Company may make such decreases in the Conversion Price, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section 12.04, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (8) and its actions in so doing shall, absent manifest error, be final and conclusive.

           (9)           Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Price shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends or (b) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

           (10)           To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during such period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall give notice of the reduction to the Holders in the manner provided in Section 1.06 at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.

           (11)           Notwithstanding the foregoing provisions of this Section, the Conversion Price will not be reduced without the approval of the Company's stockholders if such reduction could cause a greater than 20% issuance of the total shares of Common Stock outstanding on the Issue Date at a price less than the greater of the book value or market value of the Common Stock on that date.

           Section 12.05     Notice of Adjustments of Conversion Price.

          Whenever the Conversion Price is adjusted as herein provided:

           (1)           the Company shall compute the adjusted Conversion Price in accordance with Section 12.04 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

           (2)           upon each such adjustment, a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.06.

          Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours, and shall not be deemed to have knowledge of any adjustment in the Conversion Price unless and until a Responsible Officer of the Trustee shall have received such a certificate. Until a Responsible Officer of the Trustee receives such a certificate, the Trustee and each Conversion Agent may assume without inquiry that the last Conversion Price of which the Trustee has knowledge of remains in effect.

           Section 12.06     Notice of Certain Corporate Action.

          In case:

           (1)           the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.04; or

           (2)           the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

           (3)           of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

           (4)           of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section 1.06, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 12.06. If at the time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.02, and shall cause to be provided to all Holders in accordance with Section l .06, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

           Section 12.07     Company to Reserve Common Stock.

          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

           Section 12.08     Taxes on Conversions.

          Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

           Section 12.09     Covenant as to Common Stock.

          The Company agrees that all shares of Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

           Section 12.10     Cancellation of Converted Securities.

          All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.08.

           Section 12.11     Provision in Case of Consolidation, Merger or Sale of Assets.

          In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.01, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.06 promptly upon such execution.

          Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

           Section 12.12     Rights Issued in Respect of Common Stock.

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

           (i)           are deemed to be transferred with such shares of Common Stock,

           (ii)           are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 12.04(2) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Price under Section 12.04(2), (A) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (B) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

           Section 12.13     Responsibility of Trustee for Conversion Provisions.

          The Trustee and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

ARTICLE XIII
SUBORDINATION OF SECURITIES

           Section 13.01     Securities Subordinate to Senior Debt.

          The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article IV), the indebtedness represented by the Securities and the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on, each and all of the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI), are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

           Section 13.02      No Payment in Certain Circumstances, Payment over of Proceeds.

          No payment shall be made with respect to the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI), except payments and distributions made by the Trustee as permitted by Section 13.09, if:

           (i)           a default in the payment of principal, premium, if any, or interest (including a default under any redemption obligation) or other amounts with respect to any Senior Debt occurs and is continuing (or, in the case of Senior Debt for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Debt) unless and until such default shall have been cured or waived or shall have ceased to exist; or

           (ii)           any other default occurs and is continuing with respect to any Designated Senior Debt that then permits holders of such Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative or holder of such Designated Senior Debt or the Company.

          If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any (including the Make-Whole Payment, if any), and interest on the Securities that have come due have been paid in full. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

          The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

           (2)           in the case of a default referred to in clause (i) above, the date upon which the default is cured or waived or ceases to exist, or

           (3)           in the case of a default referred to in clause (ii) above, the date upon which the default is cured or waived or ceases to exist or 179 days pass after the Payment Blockage Notice is received if the maturity of such Designated Senior Debt has not been accelerated, unless this Article XIII otherwise prohibits the payment or distribution at the time of such payment or distribution.

          If, notwithstanding the foregoing, the Trustee or any Holder of Securities receives any payment or distribution of assets of the Company at a time when such payment or distribution is prohibited by the foregoing provisions, the Trustee or such Holder, as the case may be, shall hold the payment or distribution in trust for the benefit of the holders of the Senior Debt and shall pay or deliver the payment or distribution to the holders of the Senior Debt remaining unpaid or provided for or to the trustee under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued. Such payment will be made ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt, to the extent necessary to make payment in full of all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt before the Holders of the Securities are entitled to receive any payment on account of principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities or on account of the purchase, redemption or other acquisition of Securities, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, securities or other property, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or, other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property, before all Senior Debt is paid in full, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

          For purposes of this Article only, the words "cash, securities or other property" shall not be deemed to include shares of capital stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which shares of stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article VII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article VII.

           Section 13.03     Prior Payment to Senior Debt upon Acceleration of Securities.

          In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities (including, but not limited to, the Redemption Price with respect to the Securities called for redemption in accordance with Article XI), except payments and distributions made by the Trustee as permitted by Section 13.09, until all Senior Debt has been paid in full in cash or other payment satisfactory to the holders of Senior Debt or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

           Section 13.04     Payment Permitted if No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 13.02, or during the circumstances referred to in the first paragraph of Section 13.02, or under the conditions described in Section 13.03, from making payments at any time of principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

           Section 13.05     Subrogation to Rights of Holders of Senior Debt.

          Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article to the rights of the holders of such Senior Debt to receive payments and distributions of cash, securities or other property applicable to the Senior Debt until the principal of, premium, if any (including the Make-Whole Payment, if any), and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, securities or other property to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

           Section 13.06     Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any (including the Make-Whole Payment, if any), and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (ii) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (iii) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Trustee or such Holder.

           Section 13.07     Trustee to Effectuate Subordination.

          Each Holder of a Security by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

           Section 13.08     No Waiver of Subordination Provisions.

          No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

           Section 13.09     Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior Debt) and, prior to the receipt of any such written notice, the Trustee, in the absence of its negligence, willful misconduct or bad faith, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 13.09 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within one Business Day prior to such date.

          Notwithstanding anything in this Article XIII to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 4.01, and any such payment shall not be subject to the provisions of Section 13.02 or 13.03.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior Debt) to establish that such notice has been given by a Representative or a holder of Senior Debt (including, without limitation, a holder of Designated Senior Debt). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

           Section 13.10     Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

           Section 13.11     Trustee Not Fiduciary for Holders of Senior Debt.

          The Trustee shall not owe or be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, securities or other property to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

           Section 13.12     Reliance by Holders of Senior Debt on Subordination Provisions.

          Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders of Senior Debt unless such holders shall have agreed in writing thereto.

           Section 13.13     Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform only such of its obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

           Section 13.14     Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

           Section 13.15     Certain Conversions Deemed Payment.

          For the purposes of this Article only, (i) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (ii) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 12.03), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and securities into which the Securities are convertible pursuant to Article XII and (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XII.

ARTICLE XIV
HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

           Section 14.01     Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

           (1)           semi annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

           (2)           at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

           Section 14.02     Preservation of Information.

           (1)           The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 14.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 14.01 upon receipt of a new list so furnished.

           (2)           The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

           (3)           Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

           Section 14.03     Reports by Trustee.

           (1)           The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

           (2)           A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the SEC and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

           Section 14.04     Reports by Company.

          The Company shall file with the Trustee and the SEC, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the SEC.

ARTICLE XV
IMMUNITY OF STOCKHOLDERS, OFFICERS AND DIRECTORS

           Section 15.01      Indenture and Securities Solely Corporate Obligations.

          No recourse for the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

MONMOUTH CAPITAL CORPORATION By: /s/ Eugene W. Landy Name: Title:

WILMINGTON TRUST COMPANY, as Trustee By: /s/ Heather L. Williamson Name: Heather L. Williamson Title: Financial Services Office

EXHIBIT A

FORM OF SECURITY

[Face of Security]

8% Convertible Subordinated Debentures due 2015

Monmouth Capital Corporation

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS SHALL BE PERMITTED AS A RESULT OF AN AMENDMENT TO THE RULES UNDER THE SECURITIES ACT IN RESPECT THEREOF) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH MONMOUTH CAPITAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. IF ANY RESALE OR OTHER TRANSFER OF THIS SECURITY IS PROPOSED TO BE MADE PURSUANT TO CLAUSE (II) (C) ABOVE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II) (C) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          ANY PURCHASER OR HOLDER OF THESE SECURITIES OR ANY INTEREST IN THESE SECURITIES WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED BY ITS PURCHASE AND HOLDING OF THIS SECURITY OR INTEREST IN THIS SECURITY THAT EITHER (I) NO PART OF THE ASSETS TO BE USED TO PURCHASE THE DEBENTURES CONSTITUTES ASSETS OF ANY EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, REFERRED TO AS ERISA) THAT IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, REFERRED TO AS THE CODE; OR (II) PART OF THE ASSETS TO BE USED TO PURCHASE THE DEBENTURES CONSTITUTE ASSETS OF ONE OR MORE EMPLOYEE BENEFIT PLANS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND THE PURCHASE AND HOLDING OF SUCH DEBENTURES IS EXEMPT FROM THE PROHIBITED TRANSACTION RULES OF SECTION 4975 OF THE CODE AND SECTION 406 OF ERISA OR THE PURCHASE AND HOLDING OF SUCH DEBENTURES WOULD NOT RESULT IN SUCH A PROHIBITED TRANSACTION.

8% Convertible Subordinated Debentures due 2015

No. ____	$_____________

MONMOUTH CAPITAL CORPORATION

promises to pay to ___________________________________________________, or registered assigns, the principal amount of ____________________________________________ Dollars ($____________) (which principal amount may from time to time be increased or decreased to such other principal amount by adjustments made on the records of the Trustee hereinafter referred to in accordance with the within-mentioned Indenture) on March 30, 2015.

Interest Payment Dates: April 30 and October 31

Regular Record Dates: April 15 and October 15

Subject to Restrictions set forth in this Security.

MONMOUTH CAPITAL CORPORATION By: Name: Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This represents Securities referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as the Trustee By: Authorized officer

Date: _________________, ____

[Back of Security]

8% Convertible Subordinated Debentures due 2015

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

           (1)           Interest. Monmouth Capital Corporation, a New Jersey corporation (as further defined in the Indenture, the "Company"), promises to pay interest on the principal amount of this Security at the rate of 8% per annum from March 30, 2005 until Maturity. The Company will pay interest semi-annually in arrears on April 30 and October 31 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a Regular Record Date referred to on the face of this Security and the next succeeding interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The first Interest Payment Date shall be October 31, 2005. The Company shall pay interest (including post-petition interest in any proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law) on overdue principal and premium, if any (including the Make-Whole Payment, if any), from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect, to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

           (2)           Method of Payment. The Company shall pay interest on the Securities to the Persons who are registered Holders of Securities at the close of business on the April 15 or October 15 next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 3.06 of the Indenture with respect to Defaulted Interest. All payments of principal, premium, if any (including the Make-Whole Payment, if any), and interest will be made by check mailed to the Holders at their addresses set forth in the Security Register, except that a Holder of at least $500,000 aggregate principal amount of Securities may request that such payments be made by wire transfer to an account specified by such Holder. Such Holder must provide wire transfer instructions to the Company or the Paying Agent at least 15 days prior to the applicable payment date. All payments shall be in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

           (3)           Paying Agent, Registrar and Conversion Agent. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar or Conversion Agent without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

           (4)           Indenture. The Company issued the Securities under an Indenture dated as of March 30, 2005 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are obligations of the Company limited to $11,500,000 in principal amount except as provided in Section 3.05 of the Indenture.

           (5)           Provisional Redemption. Prior to March 30, 2006, the Company may redeem the Securities ("Provisional Redemption"), in whole or in part, upon not more than 30 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to but excluding the Redemption Date, if the Closing Price of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days in any consecutive 30-day Trading Day period ending on the Trading Day prior to the date mailing of the notice of Provisional Redemption pursuant to Section 11.06 of the Indenture (the "Notice Date"). Upon any such Provisional Redemption, the Company shall make an additional payment (the "Make-Whole Payment") in cash or, at the election of the Company upon satisfaction of the conditions in Section 11.10 of the Indenture, in Common Stock or a combination of cash and Common Stock, as specified in the notice of redemption, with respect to the Securities called for redemption to Holders on the Notice Date in an amount equal to $80 per $1,000 aggregate principal amount of Securities, minus the amount of any interest actually paid or accrued and unpaid on each $1,000 aggregate principal amount of Securities so redeemed (including any Predecessor Securities) prior to the Redemption Date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including any Securities converted into Common Stock pursuant to the terms of the Indenture after the Notice Date and prior to the Redemption Date. The Make-Whole Payment for Securities converted into Common Stock after the Notice Date and prior to the Redemption Date will not be reduced by the accrued and unpaid interest. For purposes of this paragraph, the payments made in Common Stock will be determined by the Company and each share of Common Stock to be delivered shall be valued at an amount equal to 95% of the average of the Closing Price Per Share of the Common Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Redemption Date.

           (6)           Optional Redemption. On or after March 30, 2006, the Company may redeem the Securities ("Optional Redemption"), in whole or in part, in cash upon not less than 30 nor more than 60 days' notice, at the Redemption Prices (expressed as percentages of principal amount) set forth below for the 12-month periods beginning on:

PERIOD	REDEMPTION PRICE
March 30, 2006	110%
March 30, 2007	110%
March 30, 2008	110%
March 30, 2009	110%
March 30, 2010	105%
March 30, 2011 and thereafter	100%

          In each case, the Company will pay accrued and unpaid interest thereon, if any, to but excluding the applicable Redemption Date. If the Redemption Date falls after a Record Date and prior to an Interest Payment Date, interest will be paid to the Holder on the Redemption Date.

           (7)           Notice of Redemption. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Securities are to be redeemed at its registered address. Notices of redemption may not be conditional. No Securities of U.S. $1,000 or less may be redeemed in part. Securities in denominations larger than U.S. $1,000 may be redeemed in part but only in whole multiples of U.S. $1,000, unless all of the Securities held by a Holder are to be redeemed. On and after the Redemption Date, interest shall cease to accrue on Securities or portions thereof called for redemption.

           (8)           Mandatory Redemption. The Company shall not be required to make mandatory redemption payments with respect to the Securities.

           (9)           Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of U.S. $1,000 and integral multiples of U.S. $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Security or portion of a Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a Regular Record Date and the corresponding Interest Payment Date.

           (10)           Persons Deemed Owners. The registered Holder may be treated as its owner for all purposes.

           (11)           Amendment and Supplement. Subject to certain exceptions, the Indenture may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture to evidence the assumption by another Person of the Company's covenants and obligations in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company, to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company, to secure the Securities, to make provision with respect to the conversion rights of Holders pursuant to the Indenture, to comply with the requirements of the Trust Indenture Act or the rules and regulations thereunder, to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee, to make any change in Article XIII of the Indenture that would limit or terminate the benefits available to any holder of Senior Debt under such Article (subject to Section 13.12 of the Indenture) or to cure any ambiguity, inconsistency or defect.

           (12)           Subordination. The Indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

           (13)           Defaults and Remedies. Each of the following is an Event of Default: (i) default in the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), on any Security at its Maturity, whether or not such payment is prohibited by the subordination provisions of the Securities or of the Indenture; (ii) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of the Securities or of the Indenture; (iii) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; (iv) default in the payment of principal, premium or interest when due that extends beyond any applicable stated grace applicable thereto or an acceleration for any other reason of the maturity of any of the Company's indebtedness with an aggregate principal amount in excess of U.S. $10 million if the indebtedness is not discharged or the acceleration is not rescinded or annulled within 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" under the Indenture; provided, however, that an acceleration of any such indebtedness resulting from an event of default under the instrument governing such indebtedness other than a default in the payment of principal of, or premium or interest on, such indebtedness, such as a violation or breach of a covenant, will not result in an Event of Default under this clause (iv); and (v) certain events of bankruptcy or insolvency with respect to the Company.

          In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all then outstanding Securities will, subject to the provisions of Article XIII of the Indenture, become due and payable without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee may, subject to the provisions of Article XIII of the Indenture, declare all the Securities to be due and payable immediately. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default or Event of Default (except a default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in principal amount of the Outstanding Securities, by notice to the Trustee, may waive any existing Event of Default and its consequences under the Indenture, except (x) a default in the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities, (y) a default under Article XII of the Indenture or (z) a default in respect of a covenant or provision of the Indenture which, under Article VIII thereof, cannot be modified or amended without the consent of each Outstanding Security affected. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any default or Event of Default, the Company is required to deliver to the Trustee a statement specifying such default or Event of Default.

           (14)           Conversion. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at such Holder's option, at any time on or before the close of business on the Business. Day prior to the date of Maturity, or in case this Security or a portion hereof is called for redemption, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the fifth Business Day immediately preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S. $1,000, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $7.50 (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture). In order to exercise this conversion privilege, the Holder shall surrender this Security, duly endorsed in blank, with the conversion notice hereon duly executed, at the Corporate Trust Office of the Trustee or at such other office or agency of the Company maintained for that purpose pursuant to the Indenture.

          If surrender of this Security shall be made during the Record Date Period (except if this Security or portion hereof has been called for redemption on a Redemption Date occurring within such Record Date Period and, as a result, the right to convert this Security would terminate in such period), this Security must be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on the applicable Interest Payment Date on the principal amount of this Security then being converted. If this Security or portion hereof has been called for redemption on a Redemption Date occurring during the Record Date Period, and is surrendered for conversion during such period, then the Holder of this Security on the related Regular Record Date will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Security who converts this Security or a portion hereof during such period shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture (or round up the number of shares of Common Stock issuable upon conversion to the nearest whole share).

          The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock (i) is not a Constituent Person or an Affiliate of a Constituent Person and (ii) failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least 1.0% of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

          Notwithstanding the foregoing, no Holder may convert any Security if, as a result of such conversion, such Holder would then be deemed to own, directly or indirectly, more than 9.8% of the Common Stock of the Company. Any attempted conversion in violation of this limitation will be null and void ab initio, and the Holder will acquire no rights or economic interests in such Common Stock.

           (15)           Trustee Dealings with Company. Except as set forth in the Indenture, the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee.

           (16)           No Recourse Against Others. A director, officer, employee, incorporator or stockholder of the Company, as such, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

           (17)           Additional Rights of Holders of Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Securities shall have all the rights set forth in the Registration Rights Agreement dated as of March 30, 2005, among the Company and the purchasers named therein (the "Registration Rights Agreement").

           (18)           Governing Law. THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

           (19)           Authentication. This Security shall not be valid until authenticated by the manual signature (which may be by facsimile) of the Trustee or an authenticating agent.

           (20)           Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

           (21)           CUSIP Numbers. No representation is made as to the accuracy of any CUSIP numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

           (22)           Available Information. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Monmouth Capital Corporation
3499 Route 9 North, Suite 3C
Freehold, New Jersey 07728
Attention: General Counsel

ASSIGNMENT FORM

To assign this Security fill in the form below: (I) or (we) assign and transfer this Security to

                                                          (Insert assignee's Social Security or Tax Identification number)

                                                               (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________ to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: ________________

Your signature: _________________________
(Sign exactly as your name appears on the
face of this Security)

Tax Identification No.: _____________________

SIGNATURE GUARANTEE:

______________________________________

Signatures must be guaranteed by an
"eligible guarantor institution" meeting the
requirements of the Registrar, which
requirements include membership or
participation in the Security Transfer Agent
Medallion Program ("STAMP") or such
other "signature guarantee program" as may
be determined by the Registrar in addition
to, or in substitution for, STAMP, all in
accordance with the Securities Exchange
Act of 1934, as amended.

CONVERSION NOTICE

          The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

          The undersigned Holder of this Security hereby certifies that, upon conversion of this Security or the portion of the principal amount hereof below designated, the undersigned will not own, directly or indirectly, more than 9.8% of the outstanding shares of Common Stock.

Date: ___________________

________________________
Signature(s)

If shares or Securities are to be registered in the name of a Person other than the Holder, please print such Person's name and address:

________________________
(Name)

________________________

________________________
(Address)

Social Security or other Identification Number, if any

________________________
[Signature Guaranteed]

          If only a portion of the Securities is to be converted, please indicate:

(1)           Principal amount to be converted: U.S. $_________

(2)           Principal amount and denomination of Securities representing unconverted principal amount to be issued:

          Amount: U.S. $_________ Denominations: U.S. $__________ (U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof).